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                                                                   EXHIBIT 10.52

                                 LOAN AGREEMENT

This Loan Agreement (hereinafter called "Agreement") is effective June 30, 1999 and is between SouthStar Energy Services, LLC (hereinafter called "SouthStar"), Georgia Natural Gas Company (hereinafter called "GNG"), Piedmont Energy Company (hereinafter called "Piedmont") and Dynegy Hub Services Inc. (hereinafter called "Dynegy").

WHEREAS, SouthStar, a joint venture of GNG, Piedmont and Dynegy, was formed for the purpose of selling, on a non-regulated basis, energy commodities to retail customers; and

WHEREAS, SouthStar wishes to establish lines of credit in the maximum aggregate available principal amount of $75,000,000.00 which lines of credit contemplate borrowing directly from GNG and Piedmont and Dynegy; and

WHEREAS, GNG, Piedmont and Dynegy wish to facilitate such credit arrangements on the terms and conditions set forth herein.

NOW, THEREFORE FOR AND IN CONSIDERATION of the premises, the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:


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1.       GNG agrees to loan to SouthStar, from time to time upon the terms and conditions set forth herein, up to Thirty-Seven Million Five Hundred Thousand and no/100 Dollars (US$37,500,000.00). Piedmont agrees to loan to SouthStar, from time to time upon the terms and conditions set forth herein, up to Twenty-Two Million Five Hundred Thousand and no/100 Dollars (US$22,500,000.00). Dynegy agrees to loan to SouthStar, from time to time upon the terms and conditions set forth herein, up to Fifteen Million and no/100 Dollars (US$15,000,000.00).

         Whenever SouthStar shall desire to borrow funds pursuant to this Agreement (each such borrowing being hereinafter referred to as a "Loan" and all such borrowings requested or outstanding at any given time being hereinafter referred to as "Loans"), SouthStar shall borrow 50% of the requested Loan amount from GNG, 30% of the requested Loan amount from Piedmont and 20% of the requested Loan amount from Dynegy.

         Neither GNG, Piedmont nor Dynegy shall have any obligation to SouthStar whatsoever to make any Loan pursuant to this Agreement if at the time of the proposed funding thereof the aggregate principal amount of all Loans then outstanding exceeds, or upon the funding of such proposed Loan would exceed, $75,000,000.00. Similarly, (i) GNG shall have no obligation to SouthStar whatsoever to make any Loan pursuant to this Agreement if at the time of the proposed funding thereof the aggregate principal amount of all Loans then outstanding from GNG to SouthStar exceeds, or upon the funding of such proposed Loan would exceed, Thirty-Seven Million Five Hundred Thousand and no/100 Dollars (US$37,500,000.00), (ii) Piedmont, shall have no obligation to SouthStar


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         whatsoever to make any Loan pursuant to this Agreement if at the time of the proposed funding thereof the aggregate principal amount of all Loans then outstanding exceeds, or upon the funding of such proposed Loan would exceed, Twenty-Two Million Five Hundred Thousand and no/100 Dollars (US$22,500,000.00), and (iii) Dynegy, shall have no obligation to SouthStar whatsoever to make any Loan pursuant to this Agreement if at the time of the proposed funding thereof the aggregate principal amount of all Loans then outstanding exceeds, or upon the funding of such proposed Loan would exceed, Fifteen Million and no/100 Dollars (US$15,000,000.00). In the event that any one of the parties, GNG, Piedmont or Dynegy, shall fail to fund all or part of their respective portions of a SouthStar requested Loan pursuant to a Loan request made by SouthStar under this Agreement, neither of the other parties shall have any obligation to make a loan pursuant to that SouthStar request.

         Any person listed in Appendix A is authorized to consummate Loans from GNG, Piedmont and Dynegy under this Agreement on behalf of SouthStar. Each of GNG, Piedmont and Dynegy shall designate in writing one contact person for all matters concerning Loans to SouthStar which designee may be changed by GNG, Piedmont or Dynegy, respectively, upon written notice to all parties to this Agreement.

2. The Loans shall be made by GNG, Piedmont and Dynegy under this Agreement from time to time upon telephonic request from any person listed in Appendix A. At the time of each Loan, SouthStar will confirm the details of such Loan by transmitting a written notice to GNG, Piedmont and Dynegy, substantially in the form of Appendix B, detailing


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         the borrowing including: (i) the date of the notice; (ii) the requested date of the Loan; (iii) the aggregate principal amount of the Loan requested; (iv) the bank account to which Loan funds are to be disbursed; and (v) that the Loan is being requested pursuant to this Agreement. Further, such notice shall contain an affirmative representation and warranty that each of GNG, Piedmont and Dynegy are participating in the Loan pro rata based upon the following percentages: 50% for GNG; 30% for Piedmont; and 20% for Dynegy.

3. Any and all payments (whether consisting of principal or interest) on an outstanding Loan shall be made by SouthStar to GNG, Piedmont and Dynegy pro rata based on the percentage of the Loan amount lent by each. In other words, assuming all Loans outstanding at the time of the payment were made by the Parties in percentages required in Paragraph 2 above, GNG, Piedmont and Dynegy shall each receive the following percentage of any principal payment or interest payment by SouthStar:
         50% for GNG; 30% for Piedmont; and 20% for Dynegy. All payments by SouthStar to GNG, Piedmont and Dynegy shall be applied first to accrued interest, then to principal. All payments shall be applied to Loans in the order in which each Loan was made, such that payments are applied first to repayment of interest and principal on the Loan that has been outstanding for the longest period of time. The principal balance of Loans outstanding to GNG, Piedmont and Dynegy may be prepaid, in whole or in part, at any time without penalty (provided that prepayments are applied in the order described in the immediately preceding sentence). Principal amounts repaid to GNG, Piedmont and Dynegy may be re-borrowed by SouthStar, provided that the aggregate outstanding principal balance of all Loans does not at any time exceed Seventy-Five Million and no/100 Dollars


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         (US$75,000,000.00) and provided further that all other terms and conditions of this Agreement are complied with.

4. Interest will accrue on the outstanding principal balance of each Loan made by GNG, Piedmont, and Dynegy at an annual fixed rate equal to LIBOR (hereinafter defined), plus eighty-five basis points. Interest shall be calculated based upon the actual number of days the principal amount in question has been outstanding and based upon a year consisting of 360 days.

         Payments of interest on the outstanding principal balance of Loans shall be due and payable, in arrears, quarterly on September 30, 1999, December 31, 1999, March 31, 2000, and June 27, 2000. If the due date for an interest payment is not a business day, then such payment shall be due on the next succeeding business day.

         Notwithstanding anything herein to the contrary, any Loan payments (whether principal or interest) not made as and when due shall bear interest from the date due until paid at a floating rate equal to the Prime Rate (hereinafter defined) plus 200 basis points. Such interest shall be calculated on the basis of a 360 day year for the actual number of days elapsed.

         For purposes of this Agreement, LIBOR shall mean the London Interbank Offered Rate for the Applicable Period (hereinafter defined) as published in the "Money Rates" column of the Eastern Edition of the Wall Street Journal on the effective date of the Loan


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         in question, or if the Wall Street Journal is not published on such date, then as published in the Wall Street Journal on the next preceding business day.

         For purposes of this Agreement, "Applicable Period" shall mean: (i) one year for Loans with an effective date on or after June 30, 1999, but before December 28, 1999; (ii) six months for Loans with an effective date on or after December 28, 1999, but before March 28, 2000; (iii) three months for Loans with an effective date on or after March 28, 2000, but before May 28, 2000; and (iv) one month for Loans with an effective date on or after May 28, 2000.

         For purposes of the Agreement, "Prime Rate" shall mean the "Prime Rate" as published in the "Money Rates" column of the Eastern Edition of the Wall Street Journal on the date in question, or if the Wall Street Journal is not published on such date, then as published in the Wall Street Journal on the next preceding business day. Changes in the Prime Rate shall become effective on the date on which they are published in the Wall Street Journal.

5. The amount borrowed by SouthStar under each Loan shall be deposited in an account specified by SouthStar in the confirmation notice specified in Section 2 hereof. Notwithstanding anything to the contrary contained in this Agreement or in any confirmation notice from SouthStar to GNG, Piedmont or Dynegy, all Loans (principal and interest) from GNG, Piedmont and Dynegy to SouthStar shall mature and shall be due and payable in full on June 27, 2000. Simultaneously with its execution of this


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         Agreement, SouthStar shall execute Master Notes in favor of GNG,
         Piedmont and Dynegy in the forms set forth in Exhibit A, Exhibit B and Exhibit C, respectively.

6. From the date of this Agreement until the later of (i) June 27, 2000, or (ii) the date on which all outstanding Loans have been paid in full, the Company covenants and agrees that it will not, without the prior written consent of each Lender, (a) pledge, sell, assign, or discount any of its accounts receivable, other than the discount of such accounts in the ordinary course of business for collection, or (b) pledge, sell or assign any gas storage inventory.

7. This Agreement shall be governed by and construed under the laws of the State of Georgia.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their duly authorized officers or other duly authorized representatives as of the day and year first written above.

SOUTHSTAR ENERGY SERVICES, LLC

By:        /s/ Stephen J. Gunther
           ---------------------------
Title:     President
           ---------------------------

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GEORGIA NATURAL GAS COMPANY

By:      /s/ Stephen J. Gunther
         -----------------------------
Title:   President
         -----------------------------

PIEDMONT ENERGY COMPANY

By:      /s/ David J. Dzuricky
         -----------------------------
Title:   Vice President
         -----------------------------

DYNEGY HUB SERVICES, INC.

By:      /s/ Mathew K. Schatzman
         -----------------------------
Title:   Executive Vice President
         -----------------------------


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APPENDIX A
                              AUTHORIZED EMPLOYEES

The following SouthStar employees are authorized under the Agreement to request Loans from GNG, Piedmont and Dynegy on behalf of SouthStar:

Stephen Gunther
Mark Chesla
Peter Welch





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                                   APPENDIX B

                            LOAN CONFIRMATION NOTICE

Pursuant to Section 2 of that certain Loan Agreement (the "Agreement") dated as of June 30, 1999, by and among SouthStar Energy Services, LLC ("SouthStar"), Georgia Natural Gas Company ("GNG"), Piedmont Energy Company ("Piedmont") and Dynegy Hub Services, Inc. ("Dynegy"), the undersigned, on behalf of SouthStar, hereby confirms to GNG, Piedmont and Dynegy the following:

1) The date of this Loan Confirmation Notice is _______________;

2) SouthStar has requested a Loan under the Agreement in the aggregate principal amount of $_______________ (the "Requested Loan");

3) SouthStar has requested that the Requested Loan be funded on ____________'

4) The Requested Loan is to be funded by GNG, Piedmont and Dynegy as follows:

         GNG:                               $_______________
         Piedmont:                          $_______________
         Dynegy:                            $_______________

         Total Amount of Requested Loan:    $_______________

5) The undersigned hereby represents and warrants on behalf of SouthStar that GNG, Piedmont and Dynegy are participating in the funding of the Requested Loan as follows:

         GNG:              50%
         Piedmont:         30%
         Dynegy:           20%

6) SouthStar hereby requests that GNG, Piedmont and Dynegy fund their respective portions of the Requested Loan by wire transferring the applicable amount to the following SouthStar account:

         Financial Institution:  NationsBank (Bank of America)
                                 -----------------------------
         ABA#:
               ----------------------------
         Account Number:
                         -------------------------

By:
       ------------------------
Title:
       ------------------------



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                                   APPENDIX B
                                   (CONTINUED)

                          SouthStar Energy Services LLC
                             Requested Loan Journal


                    Aggregate              Amount of Requested Loan Advanced by:
Requested Loan      Principal Amount       ------------------------------------
Funding Date        of Requested Loan      GNG         Piedmont        Dynegy
--------------      -----------------      ---         --------        ------







Total
                    -----------------      -------     --------        ------


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                                    EXHIBIT A
                                      (GNG)


                                   MASTER NOTE

Effective Date: June 30, 1999


For Value Received, SouthStar Energy Services, LLC (the "Company"), hereby promises to pay to the order of Georgia Natural Gas Company (the "Lender") at its office located at __________________________________________________________
_______________________________________________________________________ or such other place as Lender may designate, the principal sum of Thirty Seven Million Five Hundred Thousand and no/100 Dollars ($37,500,000.00) or the aggregate unpaid sum of all advances which the Lender actually makes hereunder to the Company, whichever amount is less, together with interest at a rate computed as set forth in that certain Loan Agreement of even date herewith by and among Company, Lender, Piedmont Energy Company and Dynegy Hub Services, Inc. (the "Loan Agreement"). The amount of advances hereunder, the interest rate applicable to each such advance, and the maturity date for the payment of the principal amount of and interest on each such advance shall be determined in accordance with the Loan Agreement. The Company hereby agrees to pay all costs of collection hereof, including, without limitation, reasonable attorneys' fees actually incurred in the event amounts evidenced by this Master Note are collected by or through an attorney-at-law. Failure or forbearance of Lender to exercise any right hereunder or otherwise granted to it by law or another agreement shall not constitute a waiver of such rights unless so stated by Lender in writing. Time is of the essence in payment and performance of this Master Note.

                                       SOUTHSTAR ENERGY SERVICES, LLC

                                       By:      ________________________________

                                       Title:   ________________________________



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                                    EXHIBIT B
                                   (Piedmont)

                                   MASTER NOTE

Effective Date: June 30, 1999


For Value Received, SouthStar Energy Services Inc. (the "Company"), hereby promises to pay to the order of Piedmont Energy Company (the "Lender") at its office located at ______________________________________________________________
______________________________ or such other place as Lender may designate, the principal sum of Twenty Two Million Five Hundred Thousand and no/100 Dollars ($22,500,000.00) or the aggregate unpaid sum of all advances which the Lender actually makes hereunder to the Company, whichever amount is less, together with interest at a rate computed as set forth in that certain Loan Agreement of even date herewith by and among Company, Lender, Georgia Natural Gas Company and Dynegy Hub Services, Inc. (the "Loan Agreement"). The amount of advances hereunder, the interest rate applicable to each such advance, and the maturity date for the payment of the principal amount of and interest on each such advance shall be determined in accordance with the Loan Agreement. The Company hereby agrees to pay all costs of collection hereof, including, without limitation, reasonable attorneys' fees actually incurred in the event amounts evidenced by this Master Note are collected by or through an attorney-at-law. Failure or forbearance of Lender to exercise any right hereunder or otherwise granted to it by law or another agreement shall not constitute a waiver of such rights unless so stated by Lender in writing. Time is of the essence in payment and performance of this Master Note.

                                       SOUTHSTAR ENERGY SERVICES, LLC

                                       By:      ________________________________

                                       Title:   ________________________________






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                                    EXHIBIT C
                                    (Dynegy)


                                   MASTER NOTE

Effective Date: June 30, 1999


For Value Received, SouthStar Energy Services, LLC (the "Company"), hereby promises to pay to the order of Dynegy Hub Services, Inc. (the "Lender") at its office located at ______________________________________________________________
______________________________ or such other place as Lender may designate, the principal sum of Fifteen Million and no/100 Dollars ($15,000,000.00) or the aggregate unpaid sum of all advances which the Lender actually makes hereunder to the Company, whichever amount is less, together with interest at a rate computed as set forth in that certain Loan Agreement of even date herewith by and among Company, Lender, Piedmont Energy Company and Georgia Natural Gas Company (the "Loan Agreement"). The amount of advances hereunder, the interest rate applicable to each such advance, and the maturity date for the payment of the principal amount of and interest on each such advance shall be determined in accordance with the Loan Agreement. The Company hereby agrees to pay all costs of collection hereof, including, without limitation, reasonable attorneys' fees actually incurred in the event amounts evidenced by this Master Note are collected by or through an attorney-at-law. Failure or forbearance of Lender to exercise any right hereunder or otherwise granted to it by law or another agreement shall not constitute a waiver of such rights unless so stated by Lender in writing. Time is of the essence in payment and performance of this Master Note.

                                     SOUTHSTAR ENERGY SERVICES, LLC

                                     By:      ________________________________

                                     Title:   ________________________________